Exhibit 32.2
Form of Certification Pursuant to Section 1350 of Chapter 63
of Title 18 of the United States Code
      I, David Bearman, the Executive Vice President and Chief Financial Officer of Hughes Supply, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Interim Report on Form 10-Q for the quarter ended October 31, 2005 (the “Periodic Report”) which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of Hughes Supply, Inc.

Date: December 12, 2005	By:	/s/ DAVID BEARMAN

David Bearman Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)